SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                     ---------------------------------
                                FORM 8-K/A

                              Amendment No. 1

              Current Report Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934

                    ----------------------------------

Date of Report May 31, 1995                 Commission file number 1-8459

                           New Plan Realty Trust
            (Exact name of registrant as specified in charter)

      Massachusetts                                     13-1995781
(State of Incorporation)                  (IRS Employer Identification No.)

           1120 Avenue of the Americas, New York, New York 10036
                 (Address of principal executive offices)

                               (212) 869-3000
                      (Registrant's telephone number)


     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated May 30, 1995, as set forth in the pages attached hereto:

Item 7:   Financial Statements and Exhibits.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   NEW PLAN REALTY TRUST
                                        (Registrant)

                                   By: /s/ Michael I. Brown
                                          ------------------------
                                        Michael I. Brown
                                        Chief Financial Officer, Controller
Dated:  May 31, 1995
Item 7.   Financial Statements, Pro Forma Financial
Statements and Exhibits.

     A.   Financial Statements.

          Included herewith are the following financial statements reflecting the acquisition of Sweetwater Village, Cloverdale Village, St. Mary's Plaza, Cedartown Shopping Center, York Marketplace, Liberty Plaza and Arlington Apartments.

          1. Report of Eichler, Bergsman, Belonsky & Guz, Independent Certified Public Accountants, dated May 30, 1995.

          2. Certain properties acquired - Historical summary of revenues and certain operating expenses for various year ends.

          3. New Plan Realty Trust and Subsidiaries - Estimates of net income and funds generated from certain properties acquired (unaudited), and related Notes.

          4. New Plan Realty Trust and Subsidiaries - Pro forma condensed financial statements (unaudited):

               (a) Pro forma condensed statements of income for the six months ended January 31, 1995 and the twelve months ended July 31, 1994.

               (b) Pro forma condensed balance sheet as at January 31, 1995.

               (c)  Notes to pro forma condensed financial statements.

     B.   Exhibits

          Included herewith is Exhibit No. 23, the Consent of the Independent Public Accountants.

New Plan Realty Trust
1120 Avenue of the Americas
New York, NY 10036

                       INDEPENDENT AUDITORS' REPORT

We have audited the accompanying Historical Summary of Revenues and Certain Operating Expenses of Sweetwater Village, Cloverdale Village, St. Mary's Plaza, Cedartown Shopping Center, Liberty Plaza, York Marketplace and Arlington Apartments (the "Properties") for various year ends (see Note). This Historical Summary is the responsibility of New Plan Realty Trust's management. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and its use for any other purpose may be inappropriate. Accordingly, as described in the Note to the Historical Summary, the statement excludes interest, depreciation, and general and administrative expenses for the period examined, and is not intended to be a complete presentation of the Properties revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses (exclusive of interest, depreciation and general and administrative expenses) in conformity with generally accepted accounting principles.

                        CERTAIN PROPERTIES ACQUIRED
       HISTORICAL SUMMARY OF REVENUES AND CERTAIN OPERATING EXPENSES
                          FOR VARIOUS YEAR ENDS


Rental Income                                   $5,558,345

     Repairs and maintenance      $514,379
     Real estate taxes             385,424
     Other operating expenses      460,607       1,360,410
                                   -------       ---------

Excess of revenues over
  certain operating expenses                    $4,197,935
                                                ==========

NOTE:

The Historical Summary of Revenues and Certain Operating Expenses relates to the operations of Sweetwater Village, Cloverdale Village, St. Mary's Plaza, Cedartown Shopping Center, York Marketplace, Liberty Plaza and Arlington Apartments (the "Properties") while under ownership previous to New Plan Realty Trust. The Properties are shopping centers except for Arlington Apartments, a residential complex. Although the Properties have various fiscal year ends, the summary includes twelve months of prior owners' operations before acquisition.

The summary has been prepared on the accrual method of accounting. Operating expenses include maintenance and repair expenses, utilities, real estate taxes, insurance and certain other expenses. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest expense, depreciation, and general and administrative costs have been excluded from operating expenses, as they are dependent upon a particular owner, purchase price or financial arrangement.

Minimum future rentals for years ended July 31 under existing commercial operating leases at the shopping centers being reported on are approximately as follows (in thousands):

      1995 - $5,177              1998 -      $4,098
      1996 -  4,886              1999 -       3,625
      1997 -  4,587              thereafter - 37,639



The above assumes that all leases which expire are not renewed, therefore neither renewal rentals nor rentals from replacement tenants are included.

Minimum future rentals do not include contingent rentals which may be received under certain leases on the basis of percentage of reported tenants' sales volumes, increases in Consumer Price Indices, common area maintenance charges and real estate tax reimbursement.

                 NEW PLAN REALTY TRUST AND SUBSIDIARIES
             INFORMATION PURSUANT TO RULE 3-14 REGULATION S-X

Part I    MANAGEMENT ASSESSMENT

     Management's assessment of the Properties prior to acquisition includes, but is not limited to, the quality of the tenant base, regional demographics, the competitive environment, operating expenses and local property taxes. In addition, the physical aspect of the Properties, location, condition and quality of design and construction are evaluated. Management also always conducts Phase I and II environmental tests. All factors, when viewed in their entirety, have met management's acquisition criteria. Management is not aware of any material factors relating to the acquisition other than those discussed above.

Part II ESTIMATES OF TAXABLE OPERATING INCOME AND FUNDS GENERATED FROM CERTAIN PROPERTIES ACQUIRED (UNAUDITED)

a. The following presents an estimate of taxable net income and funds generated from the operation of the acquired Properties for various year ends (all of which include twelve months of the prior owners' operations before acquisition by New Plan Realty Trust) based on the Historical Summary of Revenues and Certain Operating Expenses. These estimated results do not purport to present expected results of operations for the Properties in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.

Estimates of taxable operating income*                 (000 omitted)
- - ------------------------------------------

Operating income before depreciation expense             $4,198

Less:

Estimated depreciation                                      940
                                                                 ------
Estimated taxable operating income                       $3,258

Estimates of funds generated:

- - -----------------------------------------
Estimated taxable operating income*                      $3,258

Add:  Estimated depreciation                                940
                                                         ------
Estimate of funds generated*                             $4,198
                                                         ======
- - -----------------------------------------

* Estimates of taxable operating income and funds generated do not include approximately $583,000 of revenue increases that occurred subsequent to the beginning of the historical years audited.

b. Estimated taxable income for New Plan Realty Trust (including the acquired properties) for the various year ends is approximately the same as Pro Forma net income and Revised Pro Forma net income reported on the Pro Forma Condensed Statement of Income (Unaudited).
                  NEW PLAN REALTY TRUST AND SUBSIDIARIES
         NOTES TO ESTIMATES OF NET INCOME AND FUNDS GENERATED FROM
                        CERTAIN PROPERTIES ACQUIRED
                                (UNAUDITED)



Basis of Presentation

     1. Estimated depreciation was based upon an allocation of the purchase price to land (20%) and building (80%) with the depreciation being taken over a 40 year life using the straight line method.

     2. No income taxes have been provided because New Plan Realty Trust is taxed as a real estate investment trust under the provisions of the Internal Revenue Code. Accordingly, the Trust does not pay Federal income tax whenever income distributed to shareholders is equal to at least 95% of real estate investment trust taxable income and certain other conditions are met.

                  NEW PLAN REALTY TRUST AND SUBSIDIARIES
                 PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                (UNAUDITED)

     The following unaudited pro forma condensed balance sheet at January 31, 1995 reflects the acquisition of the Properties as if the transaction had occurred on that date.

     The pro forma condensed statements of income for the year ended July 31, 1994 and the six months ended January 31, 1995 assume the acquisition of this property as if it had occurred as of August 1, 1993 and 1994, respectively. This pro forma information is based on the historical statements of the Trust after giving effect to the acquisition of this property.

     The unaudited pro forma condensed financial statements have been prepared by New Plan Realty Trust management. The unaudited pro forma condensed statements of income may not be indicative of the results that would have actually occurred had the acquisitions been made on the dates indicated. Also, they may not be indicative of the results that may be achieved in the future. The unaudited pro forma condensed financial statements should be read in conjunction with New Plan Realty Trust's audited financial statements as of July 31, 1994 and for the year then ended (which are contained in the Trust's Form 10-K for the year ended July 31, 1994) and the unaudited financial statements as of January 31, 1995 and for the six months then ended (which are contained in the Trust's Form 10-Q for the period ended January 31, 1995) and the accompanying notes.
                  NEW PLAN REALTY TRUST AND SUBSIDIARIES
            PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
                     SIX MONTHS ENDED JANUARY 31, 1995

                (In thousands except for per share amounts)

                                  HISTORICAL   PRO FORMA
                   AS REPORTED    ACQUISITION  ADJUSTMENTS(2) PRO FORMA

Rental Revenues      $60,365       $2,779       ($509)(6)     $62,635
Interest and
Dividends              1,658                                    1,658
                   --------------------------------------       -----

                      62,023        2,779        (509)         64,293
Operating Expenses    20,954          680        (211)         21,423
Depreciation Expense   7,129                      356(3,5)      7,485
Interest Expense       1,662                    1,238(3,4)      2,900
                   ---------------------------------------      -----


                      32,278        2,099      (1,892)         32,485

Other Deductions       1,172                                    1,172
                   ---------------------------------------      -----
Net Income           $31,106        2,099      (1,892)         31,313

                   =======================================      =====

Net Income Per Share    $.59                                     $.59
Average Shares
Outstanding           52,719                                   52,719

                  NEW PLAN REALTY TRUST AND SUBSIDIARIES
            PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
                         YEAR ENDED JULY 31, 1994
                (In thousands except for per share amounts)


RENTAL REVENUES         $96,384       $5,558        $583(6)   $102,525
INTEREST AND DIVIDENDS    4,571                                  4,571
                        -------------------------------------  -------
                        100,955       $5,558         583       107,096
OPERATING EXPENSE        33,284        1,360                    34,644
DEPRECIATION EXPENSE     11,342                      940(3,5)   12,282
INTEREST EXPENSE          2,289                    3,309(3,4)    5,598
                        --------------------------------------  ------
                         54,040        4,198      (3,666)       54,572
OTHER DEDUCTIONS          2,713                                  2,713
OTHER INCOME                990                                    990
                         ------                                 ------
 NET INCOME             $52,317        4,198      (3,666)       52,849
                        ======================================  ======

EARNINGS PER SHARE        $1.06                                  $1.07

AVERAGE SHARES
  OUTSTANDING            49,502                                 49,502

SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)
                  NEW PLAN REALTY TRUST AND SUBSIDIARIES
               PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
                          AS OF JANUARY 31, 1995
                              (In Thousands)



                                            PRO FORMA
                          AS REPORTED    ADJUSTMENTS(1)        PRO FORMA
                          -----------    --------------       -----------

ASSETS:

 REAL ESTATE                 $626,144         $ 25,967         $652,111
 CASH, CASH EQUIVALENTS, MKT
  SEC AND OTHER INVESTMENTS    37,876                            37,876
 OTHER                         13,710                            13,710
                             --------         --------           ------
  TOTAL ASSETS               $677,730                   $ 25,967$703,697
                            =========         ========         ========

LIABILITIES:

 MORTGAGES PAYABLE           $ 33,353                          $ 33,353
 NOTES PAYABLE                 63,000          $25,967           88,967
 OTHER LIABILITIES             13,527                            13,527
                             --------          -------          -------
                              109,880           25,967          135,847
SHAREHOLDERS' EQUITY          567,850                           567,850
                             --------          -------          -------

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY         $677,730          $25,967         $703,697
                             ========          =======         ========


SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

                  NEW PLAN REALTY TRUST AND SUBSIDIARIES
       NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)


1. Represents the acquisition of the Properties for cash obtained from the Trust's unsecured $100 million revolving line of credit.

2. Amounts as reported have been adjusted by historical results. These adjustments to the Pro Forma Condensed Statements of Income (Unaudited) have the effect of reflecting the results for the year ended July 31, 1994 and the six months ended January 31, 1995 as if the Properties had been acquired as of August 1, 1993 and 1994 respectively.

3. Pro Forma Adjustments to the Pro Forma Condensed Statement of Income (Unaudited) for the year ended July 31, 1994 and the six months ended January 31, 1995 includes adjustments to interest and depreciation expense to give effect to including the acquired property as if it had been acquired on August 1, 1993 and 1994, respectively. (See Notes 4 and 5.)

4. Pro Forma Adjustments to the Pro Forma Condensed Statements of Income (Unaudited) for the year ended July 31, 1994 and the six months ended July 31, 1995 include interest expense for the borrowing of funds to pay the purchase price of the acquisition. The interest rate used for calculating the cost of borrowed funds for the year ended July 31, 1994 and the six months ended January 31, 1995 was 6.5% which was the rate of interest on the Trust's revolving line of credit at January 31, 1995. In addition, the adjustment includes the interest cost applicable to the mortgage obligations that were assumed upon the purchase of the Properties.

5. Estimated depreciation was based upon an allocation of the purchase price to land (20%) and building (80%) with the depreciation being taken over a 40 year life using the straight line method.

6. Pro Forma Adjustments to the Pro Condensed Statements of Income (Unaudited) for the year ended July 31, 1994 and the six months ended July 31, 1995 include an increase in rental revenues of $583,000 and $292,000, respectively. This adjustment is a result of revenue increases that occurred subsequent to the beginning of the period on which "Historical Acquisition" adjustments are based.

                               EXHIBIT INDEX



Exhibit Number                  Description                  Page

     23           Consent of Independent Accountants

                                                                 EXHIBIT 23

                    CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in the registration statements of New Plan Realty Trust on Forms S-3 (File Nos. 33-53311, 33-58596 and 33-58484) and on Form S-8 (33-57946) of our report dated May 30, 1995, on our audit of the Historical Summary of Revenues and Certain Operating Expenses of certain properties acquired by New Plan Realty Trust (the "Trust") for various year ends, which is included in this Amendment No. 1 on Form 8-K/A of the Trust dated May 31, 1995.


                                     EICHLER, BERGSMAN & CO., LLP

New York, New York
May 31, 1995